Fees Summary	Aug. 22, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 616,230,000
Previously Paid Amount	0.00
Total Fee Amount	90,955.55
Total Offset Amount	0.00
Net Fee	$ 90,955.55